Exhibit 99.1

NB Bancorp, Inc. and Provident Bancorp, Inc. Announce

Confirmation of Election Deadline for Merger Consideration and

Expected Closing Date

NEEDHAM, Mass & AMESBURY, Mass, October 31, 2025 – NB Bancorp, Inc. (“Needham”) (Nasdaq: NBBK), the holding company for Needham Bank, and Provident Bancorp, Inc. (“Provident”) (Nasdaq: PVBC), the holding company for BankProv, today jointly announced that:

•	the deadline for holders of Provident common stock to elect their preferred form of merger consideration by completing the election materials previously sent to such holders is confirmed as 5:00 p.m. (Eastern Time) on November 7, 2025 (the “Election Deadline”), unless extended;

•	Needham and Provident expect that the merger of Provident with and into Needham (the “Merger”), and the merger of BankProv with and into Needham Bank, will become effective shortly after midnight (Eastern Time) on November 15, 2025 (“Effective Time”), and the conversion of BankProv products and services to Needham Bank’s systems is expected to occur over the weekend beginning on November 15, 2025; and

•	November 14, 2025 will be the last day on which Provident common stock will trade.

Stock and Cash Merger Consideration

Shares of Provident common stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive, at the election of each Provident stockholder, and subject to the allocation, proration and other procedures specified in the Agreement and Plan of Merger among Needham, 1828 MS Inc., Needham Bank, Provident, and BankProv (the “Merger Agreement”), either:

•	0.691 shares of Needham common stock per share of Provident common stock (the “Stock Consideration”); or

•	$13.00 in cash per share of Provident common stock (the “Cash Consideration”).

Stockholder Election Process

As further described in the election form and letter of transmittal (together with the related instructions, the “Election Materials”), for a Provident stockholder to make a valid election, a properly completed election form and any Provident stock certificate(s), together with any other required documents described in the Election Materials, must be received by the Exchange Agent prior to the Election Deadline, which is 5:00 p.m. (Eastern Time) on November 7, 2025. Provident stockholders who hold their shares through a broker, bank, trustee or other nominee should follow the instructions of such broker, bank, trustee or other nominee as to the procedures for making elections and exchanging their shares of Provident common stock. Provident stockholders should carefully read the Election Materials provided to them, as well as the relevant portions of the proxy statement/prospectus and the Merger Agreement, before making their elections.

Any Provident stockholder who does not make a proper election by the Election Deadline will have their shares of Provident common stock exchanged for Stock Consideration, Cash Consideration or a combination of the two depending on the valid elections of other Provident stockholders and subject to the allocation and proration procedures in the Merger Agreement.

Provident stockholders who have questions about the Stockholder Election Process, want up-to-date information on the Election Deadline or wish to obtain copies of the Election Materials may contact Alliance Advisors, LLC, Needham’s information agent for the Stockholder Election Process, 150 Clove Road, Suite 400, Little Falls, NJ 07424, via telephone at (855) 206-1249, or via email at NBBK@allianceadvisors.com.

Caution Regarding Forward-Looking Statements

This press release may contain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Needham and Provident, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

Needham and Provident caution that the forward-looking statements in this press release are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond Needham’s and Provident’s control. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: (1) changes in general economic, political, or industry conditions; (2) uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System; (3) volatility and disruptions in global capital and credit markets; (4) movements in interest rates; (5) the resurgence of elevated levels of inflation or inflationary pressures in the United States and the Needham and Provident market areas; (6) increased competition in the markets of Needham and Provident; (7) success, impact, and timing of business strategies of Needham and Provident; (8) the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; (9) the expected impact of the proposed transaction between Needham and Provident on the combined entities’ operations, financial condition, and financial results; (10) the failure to satisfy any of the conditions to the closing of transaction on a timely basis or at all or other delays in completing the proposed transaction; (11) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; (12) the outcome of any legal proceedings that may be instituted against Needham or Provident; (13) the possibility that the anticipated benefits of the proposed transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Needham and Provident do business; (14) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (15) diversion of management’s attention from ongoing business operations and opportunities; (16) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; (17) the dilution caused by Needham’s issuance of additional shares of its capital stock in connection with the proposed transaction; (18) a deterioration of the credit rating for U.S. long-term sovereign debt or uncertainty regarding U.S. fiscal debt, deficit and budget matters; (19) cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks; (20) severe weather, natural disasters, acts of war or terrorism, geopolitical instability or other external events, including as a result of changes in U.S. presidential administrations or Congress, including potential changes in U.S. and international trade and tariff policies and the resulting impact on Needham and Provident and their respective customers; (21) the effects of the current federal government shutdown; and (22) other factors that may affect the future results of Needham and Provident.

Additional factors that could cause results to differ materially from those described above can be found in Needham’s Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q, including in the respective “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of such reports, as well as in subsequent SEC filings, each of which is on file with the U.S. Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of Needham’s website, www.nbbancorp.com, under the heading “SEC Filings” and in other documents Needham files with the SEC, and in Provident’s Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q, including in the respective “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of such reports, as well as in subsequent SEC filings, each of which is on file with and available in the “Investor Relations” section of Provident’s website, www.bankprov.com, under the heading “SEC Filings” and in other documents Provident files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Needham nor Provident assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. All forward-looking statements, express or implied, included in the document are qualified in their entirety by this cautionary statement.

ABOUT NB BANCORP, INC.

NB Bancorp, Inc. (Nasdaq Capital Market: NBBK) is the registered bank holding company of Needham Bank. Needham Bank is headquartered in Needham, Massachusetts, which is approximately 17 miles southwest of Boston's financial district. Known as the “Builder's Bank,” Needham Bank has been helping individuals, businesses and non-profits build for their futures since 1892. Needham Bank offers an array of tech-forward products and services that businesses and consumers use to manage their financial needs. For more information, please visit https://NeedhamBank.com.

ABOUT PROVIDENT BANCORP, INC.

Provident Bancorp, Inc. (Nasdaq: PVBC) is the holding company for BankProv, a full-service commercial bank headquartered in Massachusetts. With retail branches in the North Shore of Massachusetts and in southern New Hampshire, commercial banking offices in the Manchester/Concord market in Central New Hampshire and a loan office located in Ponte Vedra Beach, Florida, BankProv delivers a unique combination of traditional banking services and innovative financial solutions to its markets. For more information, visit www.bankprov.com.

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